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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2002



                                 CVS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
                             ----------------------


            Delaware                      001-01011              050494040
            --------                      ---------              ---------
 (State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)




               One CVS Drive
         Woonsocket, Rhode Island                            02895
         ------------------------                            -----
 (Address of principal executive offices)                 (Zip Code)



                                 (401) 765-1500
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)





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Item 9.  Regulation FD Disclosure

On a regularly scheduled quarterly earnings call held on July 31, 2002, CVS Corporation announced that its Chief Executive Officer and Chief Financial Officer both intend to certify the company's periodic reports on a timely basis in accordance with the recently issued administrative order of the Securities Exchange Commission requiring the filing of sworn statements pursuant to
Section 21(a)(1) of the Securities and Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CVS CORPORATION

                                 By: /s/ David B. Rickard
                                     ------------------------------------------
                                     David B. Rickard
                                     Executive Vice President, Chief Financial
                                     Officer and Chief Administrative Officer

                                     Dated:  July 31, 2002